UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

___________________

FORM 8-K

___________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 18, 2024

Andretti Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41218	98-1578373
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7615 Zionsville Road Indianapolis, Indiana 46268
(Address of principal executive offices, including zip code)

(317) 872-2700

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-half of one redeemable public warrant	WNNR.U	New York Stock Exchange
Class A ordinary shares, $0.0001 par value	WNNR	New York Stock Exchange
Public warrants, each whole warrant exercisable for one Class A ordinary share, each at an exercise price of $11.50 per share	WNNR WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On March 18, 2024, Andretti Acquisition Corp., a Cayman Islands exempted company (the “Company”) issued a press release announcing that it plans to voluntarily delist its Class A ordinary shares and public warrants from the New York Stock Exchange and simultaneously transfer such listing to The Nasdaq Stock Market LLC (“Nasdaq”).

Following, and subject to the consummation of, the Company’s previously-announced pending business combination (the “Business Combination”) with Zapata Computing, Inc., the Company’s ordinary shares and public warrants are expected to trade on Nasdaq as common stock and public warrants under the symbols “ZPTA” and “ZPTAW,” respectively. Trading is expected to begin on Nasdaq shortly after consummation of the Business Combination. No action is required by existing Company shareholders or warrantholders with respect to the expected change in ticker symbol or exchange listing.

The Company intends to file a Form 8-A with respect to the registration of the Company’s securities on Nasdaq.

Following the transfer of its listing, the Company intends to continue to file the same periodic reports and other information that the Company currently files with the Securities and Exchange Commission.

Item 7.01. Regulation FD Disclosure.

A copy of the press release issued by the Company announcing the transfer to Nasdaq is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The foregoing Exhibit 99.1 is being furnished pursuant to Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, regardless of any general incorporation language in such filings. This Current Report will not be deemed an admission as to the materiality of any information of the information in this Item 7.01.

FORWARD LOOKING STATEMENTS

Certain statements included in this communication that are not historical facts are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “continue,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem” “seek” “future” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These statements are based on various assumptions, whether or not identified in this Current Report, and on the current expectations of the management of the Company, and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by an investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are beyond the control of the Company. These forward-looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political and legal conditions, the inability of the Company to successfully or timely consummate the Business Combination, the occurrence of any event, change or other circumstances that could give rise to the termination of negotiations and any subsequent definitive agreements with respect to the Business Combination; the outcome of any legal proceedings that may be instituted against the Company, Zapata or others following the completion of the Business Combination and any definitive agreements with respect thereto; the ability to meet stock exchange listing standards following the consummation of the Business Combination; failure to realize the anticipated benefits of the Business Combination, risks related to the performance of Zapata’s business and the timing of expected business or revenue milestones, and the effects of competition on Zapata’s business. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. In addition, forward-looking statements reflect the Company’s expectations, plans or forecasts of future events and views as of the date of this Current Report. The Company anticipates that subsequent events and developments will cause the

Company’s assessments to change. Neither the Company nor Zapata undertakes or accepts any obligation to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based. These forward-looking statements should not be relied upon as representing the Company’s or Zapata’s assessments of any date subsequent to the date of this Current Report. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number

99.1	Press Release, dated March 18, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANDRETTI ACQUISITION CORP.

Dated: March 18, 2024	By:	/s/ William M. Brown
		Name:	William M. Brown
		Title:	President and Chief Financial Officer